                                                THIRD AMENDMENT TO
                                                 CREDIT AGREEMENT

         THIS THIRD  AMENDMENT TO CREDIT  AGREEMENT  (this  "Amendment")  is entered into as of July 22, 2003 among
                                                             ---------
UNITED STATES CAN COMPANY, a Delaware  corporation (the "Borrower"),  U.S. Can Corporation,  a Delaware corporation
                                                         --------
(the "Parent"),  the Domestic Subsidiaries of the Parent (together with the Parent, the "Guarantors"),  the Lenders
      ------                                                                             ----------
party hereto and BANK OF AMERICA,  N.A.,  as  Administrative  Agent for the Lenders (the  "Administrative  Agent").
                                                                                           ---------------------
Capitalized  terms used herein and not  otherwise  defined shall have the meanings  ascribed  thereto in the Credit
Agreement (as defined below).

                                                     RECITALS
                                                     --------

         WHEREAS,  the Borrower,  the Guarantors,  the Lenders, the Administrative  Agent,  Citicorp North America,
Inc.,  as  Syndication  Agent and Bank One, NA (Main Office  Chicago),  as  Documentation  Agent  entered into that certain  Credit  Agreement,  dated as of  October 4,  2000 (as amended by that  certain  First  Amendment to Credit
Agreement  dated as of April 1,  2001, as amended by that certain  Second  Amendment to Credit  Agreement  dated as
December 18, 2001 and as otherwise amended or modified from time to time, the "Credit Agreement");
                                                                               ----------------

         WHEREAS,  the Borrower has requested  that the Required  Lenders  amend  certain  provisions of the Credit
Agreement; and

         WHEREAS,  the Required Lenders are willing to amend certain  provisions of the Credit  Agreement,  as more fully set forth herein, subject to the terms and conditions specified below.

         NOW,  THEREFORE,  in  consideration  of the premises and the mutual covenants  contained  herein,  and for other good and valuable  consideration,  the receipt and sufficiency of which is hereby  acknowledged,  the parties hereto agree as follows:

                                                     SECTION 1
                                          AMENDMENTS TO CREDIT AGREEMENT
                                          ------------------------------

         SECTION 1.1           Existing Definitions.
                               --------------------

                  (a)      Applicable  Percentage.  The  following  sentence is added at the end of the  definition
                           ----------------------
         of "Applicable Percentage" set forth in Section 1.1 of the Credit Agreement as follows:

                  If the  Second  Lien Debt  Conditions  are not  satisfied  on or before  October  15,  2003,  the
                  Applicable  Percentage  for  Revolving  Loans,  Tranche A  Term Loans,  Tranche B  Term Loans and
                  Letter of Credit  Fees  shall,  in each case,  be  increased  by 1.00%.  Such  increase  shall be retroactively  effective as of July 1, 2003 and the amounts of such  increase  accruing  prior to
                  October 15, 2003 shall be  payable:  (w) with  respect to Loans for all  Interest  Payment  Dates occurring  during the period  commencing  July 1, 2003 and ending on October 15, 2003, on October
                  15, 2003, (x) with respect to Loans for all Interest  Payment Dates  occurring  after October 15,
                  2003, on the next Interest  Payment Date,  (y) with respect to the Letter of Credit Fees accruing from July 1, 2003 through  September  30,  2003,  on October 15, 2003 and (z) with respect to the
                  Letter of Credit Fees accruing after October 15, 2003, on the dates provided in Section 3.4(b).

                  (b)      Change of  Control.  Clause (f) of the  definition  of Change of Control in Section  1.1
                           ------------------
         of the  Credit  Agreement  is  amended in its  entirety  as  follows  and a new clause (g) is added to the definition of Change of Control in Section 1.1 of the Credit Agreement as follows:

                           (f)      a "change of control"  (as defined in any  Indebtedness  of a Credit Party or a
                  Subsidiary  incurred  pursuant to  Section 8.1(n))  to the extent  that such  "change of control"
                  causes the holder of such  Indebtedness  to demand payment  thereof or to cause any payment to be made with respect  thereto; or

                           (g)      a "change of control" (as defined in the Second Lien Loan Documents) occurs.

                  (c)      Debt Issuance.  The  definition of Debt Issuance in Section 1.1 of the Credit  Agreement
                           -------------
         is amended and restated in its entirety as follows:

                           "Debt  Issuance" means the issuance of any  Indebtedness  for borrowed money by a Credit
                            --------------
                  Party or any of its  Subsidiaries,  other than (i)  Indebtedness  permitted  by  Sections  8.1(a)
                  through  (n),  inclusive  and (ii) the  amount  of Second  Lien  Debt in  excess  of  $70,000,000 incurred pursuant to Section 8.1(o).

                  (d)      EBITDA.  Clause (c) of the definition of EBITDA in  Section 1.1 of the Credit  Agreement
                           ------
         is amended in its entirety as follows:

                           (c)      Cash  Restructuring  Expenditures in excess of  $25,000,000,  in the aggregate, incurred pursuant to programs initiated after December 18, 2001, minus

                  (e)      Net Cash  Proceeds.  The  definition of Net Cash Proceeds in  Section 1.1  of the Credit
                           ------------------
         Agreement is amended and restated in its entirety as follows:

                           "Net  Cash  Proceeds"  means  the  aggregate  cash  proceeds   received  from  an  Asset
                            -------------------
                  Disposition,  an Equity Issuance or a Debt Issuance net of (a) actual  transaction  costs payable to third  parties,  (b) taxes paid or a good faith  estimate of the taxes payable with respect to such  proceeds,  and (c) in  connection  with an Asset  Disposition  only,  (i) any  reserve  for adjustment in respect of the sale price of such asset or assets  established  in accordance  with
                  GAAP;  provided  that any  subsequent  reversal or reduction of such  reserves  shall  constitute additional  Net Cash  Proceeds and (ii) any amounts paid to holders of existing  Permitted  Liens on any such assets to satisfy and  discharge  such  Permitted  Liens;  provided  that such amount shall not be less  than the  "proceeds"  from any  asset  disposition,  equity  issuance  or debt issuance as such terms are defined in the  Subordinated  Loan  Documents  or the Second Lien Loan
                  Documents.

                  (f)      Permitted  Investments.  Clause  (l) of  the  definition  of  Permitted  Investments  in
                           ----------------------
         Section 1.1 of the Credit Agreement is amended in its entirety as follows:

                            (l) Investments,  other than Investments in Formametal S.A. (Argentina),  not otherwise permitted by the other clauses of this  definition  not to exceed  $2,500,000,  in the aggregate,
                  at  any  one  time   outstanding;   provided  that  (1)  if  the  Leverage  Ratio  set  forth  in
                                                      --------  ----
                  Section 7.11(a)  (as set forth in  Section 7.11(a) or as adjusted by the Borrower pursuant to the terms of  Section 7.11(a))  as of December 31  of the  immediately  preceding  year, is less than
                  4.50 to 1.0 (and the  Leverage  Ratio is less  than  4.50 to 1.0 as of such  December 31,  as set
                  forth  in  the  Officer's   Compliance   Certificate   delivered  pursuant  to   Section 7.1(d)),
                  Investments  may be made  pursuant  to this clause (l) in  Formametal  S.A.  (Argentina)  and the limit pursuant to this clause (l) shall be increased to  $10,000,000,  and (2) if the Second Lien
                  Debt  Conditions  have been  satisfied by October 15, 2003, the limit pursuant to this clause (l)
                  shall be increased to $10,000,000

                  (g)      Permitted  Liens.  New  clauses  (m) and (n) are added to the  definition  of  Permitted
                           ----------------
         Liens in Section 1.1 of the Credit Agreement as follows:

                  (m) subject to the terms of the  Intercreditor  Agreement,  Liens on the Collateral  securing the
                  Second  Lien  Debt,  if  any  and  (n)  Liens  on  Property  of  Foreign  Subsidiaries   securing
                  Indebtedness of Foreign Subsidiaries permitted by Section 8.1.

                  (h)      Significant  Asset  Disposition.  The  definition of  Significant  Asset  Disposition in
                           -------------------------------
         Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

                           "Significant  Asset  Disposition" means an Asset Disposition of (a) all or substantially
                            -------------------------------
                  all of the assets or stock of a Credit Party or a  Subsidiary  of a Credit Party or (b) a line of business,  a division  or a facility  disposed  of together  with its  customer  base and revenue source of a Credit Party or one of its Subsidiaries  (excluding for purposes  hereof,  the Custom and Specialty Sale).

                  (i)      New  Definitions.  The following new  definitions are added to Section 1.1 of the Credit
                           ----------------
         Agreement in the appropriate alphabetical order:

                           "Custom and Specialty  Sale" means the sale or other  disposition of, in one transaction
                            --------------------------
                  or a series of transactions, the custom and specialty products business segment of the Borrower.

                           "Intercreditor  Agreement"  means,  if the  Second  Lien Debt is  issued,  that  certain
                            ------------------------
                  intercreditor  agreement,  dated as of the date that all of the Second Lien Debt  Conditions  are satisfied,  among the Administrative  Agent, on behalf of itself and the Lenders,  the holders of the Second Lien Securities (or their designated  representative)  and the Credit Parties,  as the same may be amended, modified or replaced from time to time.

                           "Second Lien Debt" means the Indebtedness, in an amount not to exceed $125,000,000,
                            ----------------
                  issued pursuant to the Second Lien Loan Documents upon satisfaction of the Second Lien Debt
                  Conditions.

                           "Second Lien Debt Conditions" means each of the following conditions:
                            ---------------------------

                                    (a)     the Second Lien Debt shall be issued on or prior to October 15, 2003;

                                    (b)     the Second  Lien Loan  Documents  shall  contain  terms not  materially less  favorable  to the  Borrower  or the  Lenders  than the  terms set forth on Annex I
                                                                                                            -------
                           hereto (as  reasonably  determined by the  Administrative  Agent) and shall be otherwise reasonably  acceptable to the  Administrative  Agent,  and all conditions  precedent set forth in the Second Lien Loan Documents shall have been satisfied;

                                    (c)     the  Administrative  Agent  shall  have  received  a copy of the Second
                           Lien Loan Documents, certified by the Borrower to be true and complete;

                                    (d)     the  principal  amount  of  the  Second  Lien  Debt  shall  not  exceed
                           $125,000,000,  and at least  $70,000,000  of the Net  Cash  Proceeds  from the  issuance thereof shall have been applied to prepay the Loans in accordance with Section 3.3(b);

                                    (e)     the  Administrative  Agent  shall have  received a  certificate  of the secretary or assistant  secretary of each Credit Party  certifying as to  resolutions of the Board of  Directors  of such Credit  Party  approving  and  adopting the Second Lien
                           Loan  Documents  and  the   transactions   contemplated   therein  and  authorizing  the
                           execution, delivery and performance thereof;

                                    (f)     the  Administrative  Agent  shall have  received an opinion or opinions from  counsel  to the  Credit  Parties  relating  to the  Second  Lien  Debt in form and substance  satisfactory to the  Administrative  Agent,  addressed to the  Administrative
                           Agent on behalf of the Lenders;

                                    (g)     the  Administrative  Agent shall have  received an executed copy of the
                           Intercreditor  Agreement,  which shall contain terms and conditions  satisfactory to the
                           Administrative Agent;

                                    (h) Lenders holding at least 50% of the outstanding  Tranche A Term Loans shall have executed the Third Amendment by July 22, 2003; and

                                    (i) The  Administrative  Agent shall have received  executed  amendments to the
                           Collateral  Documents as the  Administrative  Agent deems  necessary to address  matters resulting from the adoption of Revised Article 9 of the Uniform Commercial Code.

                           "Second Lien Indenture"  means any Indenture  entered into by the Borrower in connection
                            ---------------------
                  with the issuance of the Second Lien Securities.

                           "Second Lien Loan Documents"  means (a) the Second Lien  Indenture,  (b) the Second Lien
                            --------------------------
                  Securities  and  (c) any  other  agreement,  document,  instrument  or  certificate  executed  in connection with the foregoing.

                           "Second Lien  Securities"  means any  securities  issued by the  Borrower in  connection
                            -----------------------
                  with the Second Lien Debt.

                           "Third  Amendment"  means that certain Third  Amendment to Credit  Agreement and Waiver,
                            ----------------
                  dated  as of July  22,  2003  among  the  Credit  Parties,  the  Lenders  party  thereto  and the
                  Administrative Agent.

         SECTION 1.2           Foreign  Subsidiary  Borrowers.  Clause (C)  appearing  in Section  2.6(f)(i) of the
                               ------------------------------
Credit Agreement is amended in its entirety as follows:

         (C)  collateral  documents  granting  to  the  Collateral  Agent,  for  the  benefit  of  the  Lenders,  a first-priority  Lien  (subject only to Permitted  Liens of the types  described in clauses (a) through (k)
         of the  definition  thereof) on all of the assets of such Foreign  Subsidiary  to the extent  permitted by law and if practical (as determined by the Collateral Agent in its sole reasonable discretion),

         SECTION 1.3           Mandatory   Prepayments.   The  following   sentence  is  hereby  added  immediately
                               -----------------------
following the third sentence in Section 3.3(c) of the Credit Agreement as follows:

                  If Lenders holding at least 50% of the  outstanding  Tranche A Term Loans have executed the Third
         Amendment on or before July 22,  2003,then  notwithstanding  the  foregoing,  (i) provided that the Second
         Lien Debt has been issued in accordance  with Section  8.1(o),  up to  $18,100,000  of  prepayments of the
         Tranche A Term Loan required pursuant to Section  3.3(b)(iv) may, at the Borrower's  election,  be applied to the remaining  Principal  Amortization  Payments of the Tranche A Term Loan in direct order of maturity and (ii) up to  $1,800,000  of  prepayments  of the  Tranche  A Term Loan  required  pursuant  to  Section
         3.3(b)(ii) in connection  with the Custom and Specialty Sale may, at the Borrower's  election,  be applied to the remaining Principal Amortization Payments of the Tranche A Term Loan in direct order of maturity.

         SECTION 1.4         Section  6.25.  The words  "Except as described on Schedule  6.25 or" are added at the
                             -------------                                      --------------
beginning of the first sentence of Section 6.25.

         SECTION 1.5         Section  6.34.  A new  Section  6.34  is  added  to the  Credit  Agreement  to read as
                             -------------
follows:

                  6.34     Tax Shelter Representation.
                           --------------------------

                  The  Borrower  does not  intend  to treat  the  Loans,  the  Letters  of  Credit  and/or  related transactions  as being a  "reportable  transaction"  (within the meaning of  Treasury  Regulation  Section
         1.6011-4).  In the event the Borrower determines to take any action  inconsistent with such intention,  it will promptly  notify the  Administrative  Agent thereof.  If the Borrower so notifies the  Administrative
         Agent, the Borrower  acknowledges  that one or more of the Lenders may treat its Loans and/or its interest in Swing  Line  Loans  and/or  Letters of Credit as part of a  transaction  that is  subject  to  Treasury
         Regulation  Section  301.6112-1,  and such Lender or Lenders,  as applicable,  will maintain the lists and other records required by such Treasury Regulation.

         SECTION 1.6           Reports.  Section 7.1(i)  of the Credit  Agreement  is amended  and  restated in its
                               -------
entirety  as  follows,  Section  7.1(m) is  renamed  Section  7.1(n) and a new  Section  7.1(m) is added to read as follows:

                  (i)      Reports.  Promptly upon  transmission or receipt thereof,  (a) copies of any filings and
                           -------
         registrations  with,  and reports to or from, the  Securities  and Exchange  Commission,  or any successor agency, and copies of all financial  statements,  proxy statements,  notices and reports as a Credit Party or any of its  Subsidiaries  shall send to its  shareholders  generally or to a holder of the Subordinated
         Debt or the  Second  Lien  Debt in its  capacity  as a  holder  and (b) upon the  written  request  of the
         Administrative  Agent,  all reports and written  information  to and from the United States  Environmental
         Protection Agency, or any state or local agency responsible for environmental  matters,  the United States
         Occupational  Health and Safety  Administration,  or any state or local agency  responsible for health and safety  matters,  or any successor  agencies or  authorities  concerning  environmental,  health or safety matters.

                                                          *******

                  (m)      Promptly  after the Borrower has notified the  Administrative  Agent of any intention by the  Borrower  to treat the Loans  and/or  the  Letters  of Credit  and  related  transactions  as being a
         "reportable  transaction"  (within the meaning of Treasury Regulation Section 1.6011-4),  a duly completed copy of IRS Form 8886 or any successor form.

         SECTION 1.7           Audits;  Inspection.  The following new  paragraph is added to  Section 7.10  of the
                               -------------------
Credit Agreement as follows:

                  In addition to the  foregoing,  the Credit  Parties shall permit (at their sole cost and expense)
         Ernst & Young to perform an analysis of  financial  projections,  a valuation  of the  Borrower's  and its
         Subsidiaries'  current and fixed  assets and an analysis of the  enterprise  valuation of the Borrower and its  Subsidiaries  (such analyses and valuations shall be completed by July 15, 2003 and shall be in scope and detail satisfactory to the Administrative Agent).

         SECTION 1.8           Financial  Covenants.  Section 7.11 of the Credit  Agreement is amended and restated
                               --------------------
in its entirety as follows:

                  7.11     Financial Covenants.
                           -------------------

                  (a)      Leverage  Ratio.  The  Leverage  Ratio,  as of the end of  each  fiscal  quarter  of the
                           ---------------
         Borrower during the periods set forth below, shall be less than or equal to:

          ---------------------------------------------------------------------------------------- ---------------
          Period                                                                                       Ratio
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 29, 2003                                               7.500 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending September 28, 2003                                          7.000 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2003                                           7.000 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending April 4, 2004                                               7.000 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending July 4, 2004                                                6.900 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending October 3, 2004                                             6.750 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2004                                           6.500 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending April 3, 2005                                               6.300 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending July 3, 2005                                                6.200 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending October 2, 2005                                             5.900 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2005                                           5.800 to 1.0
          ---------------------------------------------------------------------------------------- ---------------

         The  Borrower  shall have the right  during the first  fiscal  quarter of each fiscal  year,  upon written notice to the  Administrative  Agent, to permanently lower (i.e. make the Leverage Ratio more restrictive)
         the Leverage Ratio requirement  (i) for the period ending December 31 of the immediately  preceding fiscal year (the "Fiscal  Year-End  Period") and (ii) for any period  subsequent to the Fiscal  Year-End  Period;
                    ------------------------
         provided,  if the  Leverage  Ratio  requirement  is  permanently  lowered  for any period set forth  above
         --------
         pursuant to the foregoing  clauses (i) or (ii), the Leverage Ratio  requirement for any subsequent  period shall be no less  restrictive.  Upon such  written  notice,  the  Administrative  Agent  shall  notify the
         Lenders of such change(s) in the Leverage Ratio  requirements,  and this Credit  Agreement shall be deemed amended in accordance with such notice.

                  (b)      Interest  Coverage  Ratio.  The Interest  Coverage  Ratio,  as of the end of each fiscal
                           -------------------------
         quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

          ------------------------------------------------------------------------------------------- -----------------
          Period                                                                                           Ratio
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending June 29, 2003                                                   1.450 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending September 28, 2003                                              1.475 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2003                                               1.475 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 4, 2004                                                   1.475 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 4, 2004                                                    1.500 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 3, 2004                                                 1.550 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2004                                               1.600 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 3, 2005                                                   1.625 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 3, 2005                                                    1.650 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 2, 2005                                                 1.700 to 1.0
          ------------------------------------------------------------------------------------------- -----------------
          ------------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2005                                               1.725 to 1.0
          ------------------------------------------------------------------------------------------- -----------------

                  (c)      Fixed Charge  Coverage  Ratio.  The Fixed Charge  Coverage  Ratio, as of the end of each
                           -----------------------------
         fiscal quarter of the Borrower during the periods set forth below, shall be greater than or equal to:

          ---------------------------------------------------------------------------------------- ---------------
          Period                                                                                       Ratio
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending June 29, 2003                                               0.725 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending September 28, 2003                                          0.825 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending December 31, 2003                                           0.900 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending April 4, 2004                                               0.950 to 1.0
          ---------------------------------------------------------------------------------------- ---------------
          ---------------------------------------------------------------------------------------- ---------------
          For the fiscal quarter ending July 4, 2004 and thereafter                                 1.000 to 1.0
          ---------------------------------------------------------------------------------------- ---------------

                  (d)      Minimum LTM EBITDA.  EBITDA,  as of the end of each fiscal quarter of the Borrower,  for
                           ------------------
         the twelve month  period  ending on such date,  during the periods set forth below,  shall be greater than or equal to:

          -------------------------------------------------------------------------------------- -----------------
          Period                                                                                      Amount
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending June 29, 2003                                               $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarters ending September 28, 2003                                         $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2003                                           $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 4, 2004                                               $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 4, 2004                                                $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 3, 2004                                             $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2004                                           $  80,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 3, 2005                                               $  82,500,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 3, 2005                                                $  82,500,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 2, 2005                                             $  82,500,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2005                                           $  85,000,000
          -------------------------------------------------------------------------------------- -----------------

                  (e)      Minimum  Quarterly  EBITDA.  If the  Second  Lien  Debt  Conditions  are not  satisfied,
                           --------------------------
         EBITDA,  as of the end of each  fiscal  quarter of the  Borrower,  for the fiscal  quarter  ending on such date, shall be greater than or equal to:

          -------------------------------------------------------------------------------------- -----------------
          Period                                                                                      Amount
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending June 29, 2003                                               $15,900,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending September 28, 2003                                          $14,200,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2003                                           $13,000,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 4, 2004                                               $10,300,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 4, 2004                                                $16,600,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 3, 2004                                             $15,200,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2004                                           $13,900,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending April 3, 2005                                               $11,300,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending July 3, 2005                                                $17,700,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending October 2, 2005                                             $16,300,000
          -------------------------------------------------------------------------------------- -----------------
          -------------------------------------------------------------------------------------- -----------------
          For the fiscal quarter ending December 31, 2005                                           $15,000,000
          -------------------------------------------------------------------------------------- -----------------

         SECTION 1.9           Indebtedness.  The  period at the end of clause  (n) of  Section  8.1 of the  Credit
                               ------------
Agreement  is  replaced  with a "; and" and a new  clause (o) is added to Section  8.1 of the Credit  Agreement  as follows:

                  (o)      subject to the  satisfaction  of the Second Lien Debt  Conditions,  the Second Lien Debt
         (and renewals,  refinancings,  replacements or extensions thereof on terms and conditions that, when taken as a whole,  are no more  restrictive to such Credit Party and its Subsidiaries and are not less favorable to the  Lenders  than  such  existing  Indebtedness  and in a  principal  amount  not in  excess  of  that outstanding as of the date of such renewal, refinancing, replacement or extension).

         SECTION 1.10          Sale or Lease of Assets.
                               -----------------------

         (a)      The  proviso  at the end of clause (v) of Section  8.5(i) of the Credit  Agreement  is amended in its entirety as follows:

         provided that (1) the sale of the Southall U.K.  facility in an amount up to 8.2 million  pounds  sterling shall be excluded for purposes of  calculating  compliance  with  subclause (A) of this clause (v) and (2)
         so long as the Net Cash Proceeds are  immediately  applied to prepay the Loans in accordance  with Section
         3.3(b)(ii),  the Custom and Specialty Sale shall be excluded for purposes of calculating  compliance  with subclauses (A)  and (B) of this clause (v).

         (b)      The second  paragraph  of Section  8.5 of the Credit  Agreement  is amended  and  restated in its entirety as follows:

         Upon a sale of assets  permitted by this Section 8.5 and so long as the Collateral  Agent is satisfied (in its sole  discretion,  reasonably  exercised)  that all other  consensual  Liens on such  assets are being simultaneously  released, the Collateral Agent shall deliver to the Borrower,  upon the Borrower's request and at the Borrower's  expense,  such documentation as is reasonably  necessary to evidence the release of the Collateral  Agent's security interest in such assets,  including,  without  limitation,  amendments or terminations of UCC financing statements and the return of stock certificates.

         SECTION 1.11          Other  Indebtedness.  Section  8.10 of the Credit  Agreement is amended and restated
                               -------------------
in its entirety as follows:

                  8.10     Other Indebtedness; Material Agreements.
                           ---------------------------------------

                  (a)      No Credit  Party  will,  nor will it permit  any of its  Subsidiaries  to, (i) after the issuance thereof,  amend or modify any of the terms of any Indebtedness  (other than Indebtedness  arising under the Credit  Documents or any Hedging  Agreement)  of such Credit Party or its  Subsidiaries  if such amendment or  modification,  when taken as a whole,  would add or change any terms in a manner  adverse to such Credit Party or its  Subsidiaries  or to the interest of the Lenders,  or shorten the final  maturity or average  life to  maturity  or require any  payment to be made  sooner  than  originally  scheduled  or increase the interest rate applicable  thereto or (ii) make (or give any notice with respect  thereto) any voluntary or optional  payment or prepayment or redemption or acquisition for value of (including  without limitation,  by way of depositing  money or securities  with the trustee with respect  thereto  before due for the purpose of paying when due),  refund,  refinance or exchange of such  Indebtedness  other than (A)
         Indebtedness  arising  under the Credit  Documents  and (B) provided no Default or Event of Default  shall exist  immediately  prior or after giving effect thereto and subject to the further  limitations set forth in clause (b) below, other Indebtedness.

                  (b)      No Credit Party will, nor will it permit any of its  Subsidiaries  to, (i) make or offer to make any principal payments with respect to the Subordinated  Debt,  (ii) redeem or offer to redeem any of  the  Subordinated  Debt,  (iii) deposit  any  funds  intended  to  discharge  or  defease  any  of the
         Subordinated  Debt;  (iv) make interest payments  (including  payment of accrued interest and premium,  if any,  payable  in  connection  with a  redemption  of the  Subordinated  Securities  permitted  under this
         Section 8.10)  in respect of the  Subordinated  Debt in violation of the  subordination  provisions of the
         Subordinated  Loan  Documents  or (v)  modify or amend the terms of the  Subordinated  Debt in any  manner adverse to the Lenders;  provided,  however,  if (A) the Second Lien Debt Conditions are satisfied and (B)
                                  --------   -------
         so long as no  Default or Event of Default  exists  after  immediately  prior to and after  giving  effect thereto,  the Borrower may purchase or otherwise  redeem  Subordinated  Debt with cash equal to the sum of
         (i) the lesser of (a)  $30,000,000  or (b) an amount equal to the Net Cash  Proceeds  from the Second Lien
         Debt in excess of  $95,000,000  plus (ii)  accrued  interest  on the  Subordinated  Debt so  purchased  or redeemed.

                  (c)      No Credit  Party  will,  nor will it permit any of its  Subsidiaries  to amend or modify
         (or permit the  amendment  or  modification  of) the terms of the Second Lien Loan  Documents  in a manner adverse to the interests of the  Administrative  Agent or the Lenders (including  specifically  shortening any  maturity or the  weighted  average life to maturity,  requiring  any payment  sooner than  previously scheduled,  increasing  the  principal  amount due  thereunder  or the  interest  rate or fees  applicable thereto,  causing  affirmative or negative  covenants  therein to be more restrictive than those covenants as originally  executed and  delivered or providing  for any  additional  guarantor  with respect  thereto unless such Person becomes a Guarantor hereunder).

         SECTION 1.12      Limitations.  Clause  (D) of  Section  8.11  of the  Credit  Agreement  is  amended  and
                           -----------
restated in its entirety as follows:

                  (D) the Subordinated Debt and the Second Lien Debt,

         SECTION 1.13      Negative  Pledges.  Clause (b) of Section  8.13 of the Credit  Agreement  is amended and
                           -----------------
restated in its entirety as follows:

                  (b) the  Subordinated  Loan  Documents  and the  Second  Lien Loan  Documents  may  restrict  the creation  of any Liens on the  assets of the  Credit  Parties  except for Liens  created  pursuant  to the
         Credit Documents,

         SECTION 1.14      Parent.  Clause (b) of the first  sentence  and clause  (iv) of the second  sentence  of
                           ------
Section 8.15 of the Credit Agreement are amended and restated in their entireties as follows:

         (b) guaranteeing  the Credit Party  Obligations and the obligations of the Borrower under the Subordinated
         Loan Documents and the Second Lien Loan Documents,

                                                           ******

         (iv) possess any  liabilities  other than the liabilities  under the Credit  Documents,  the  Subordinated
         Debt, the Second Lien Debt, tax liabilities and other liabilities in the ordinary course of business.

         SECTION 1.15      Events of Default.  The phrase "the  Subordinated  Debt"  appearing in Section 9.1(f) of
                           -----------------
the Credit  Agreement  is hereby  amended to read as "the  Subordinated  Debt and the Second Lien Debt",  and a new
clause (l) is added to Section 9.1 of the Credit Agreement as follows:

                  (l)      Intercreditor  Agreement.  The  Intercreditor  Agreement shall cease to be in full force
                           ------------------------
         and effect or the  obligations  of the  Trustee  (as  defined in the  Intercreditor  Agreement)  under the
         Intercreditor  Agreement  shall fail to conform with,  or shall  violate,  the Trust  Indenture Act in any material respect.

         SECTION 1.16      Section 11.17. A new paragraph is added at the end of Section 11.17 to read as follows:
                           -------------

                  Notwithstanding  anything  herein to the contrary,  confidential  information  shall not include, and  Administrative  Agent and each Lender may disclose to any and all Persons,  without limitation of any kind, any information  with respect to the "tax  treatment" and "tax structure" (in each case,  within the meaning  of  Treasury  Regulation  Section  1.6011-4)  of the  transactions  contemplated  hereby  and all materials of any kind (including  opinions or other tax analyses) that are provided to the  Administrative
         Agent or any Lender  relating to such tax treatment and tax  structure;  provided that with respect to any
                                                                                  --------
         document or similar item that in either case  contains  information  concerning  the tax  treatment or tax structure  of the  transaction  as well as other  information,  this  sentence  shall  only  apply to such portions of the document or similar item that relate to the tax  treatment or tax  structure of the Loans, the Letters of Credit and transactions contemplated hereby.

         SECTION 1.17      Schedules.
                           ---------

                  (a)      A new Schedule 6.25 is hereby added to the Credit  Agreement and Schedules 6.15,  6.19,
                                 -------------                                              -----------------------
         6.26,  6.27(a),  6.27(b),  6.27(c),  6.29 and 6.33 are hereby amended and restated in their entireties and
         --------------------------------------------------
         attached  hereto  as  Schedules  6.15,  6.19,  6.25,  6.26,  6.27(a),  6.27(b),  6.27(c),  6.29 and  6.33,
                               ---------------   ----   ----   ----   -------   -------   -------   ----      ----
         respectively.

                  (b)      Schedule 8.1 to the Credit Agreement is hereby amended as follows:
                           ------------

                            (i)     The following language is hereby added at the end of Schedule 8.1:
                                                                                         ------------

                   Guaranty,  dated as of December 20, 1996 made by United  States Can Company,  together  with its successors and assigns in favor of General  Electric  Capital  Corporation of the obligations of
                   U.K.  Can Limited  under the Credit  Agreement  dated as of December  20, 1996  between U.K. Can
                   Limited and General Electric Capital Corporation

                            (ii)    The  following  language  is  hereby  added  after the  words  "Revolving  Loan
                   Agreement dated November 13, 1997 between  Kreissparkasse  Koln and May Verpackungen  GmbH & Co.
                   KG and Wilhelm Wessel Nachfl. Blechemballagenfabrik GmbH & Co. KG DEM 7,079,000":

                           subject to the General Terms and  Conditions  (of which Number 13,  Paragraph 2 provides for the right to request security at any time if a higher risk becomes known)

                            (iii)   The following  language is hereby added after the words "Agreement dated August
                   9,   1999   between   May   Verpackungen   GmbH   &  Co.   KG   and   Wilhelm   Wessel   Nachfl.
                   Blechemballagenfabrik GmbH & Co. KG and Dresdner Bank DEM 18,390,000" :

                           subject to the General Terms and  Conditions  (of which Number 13,  Paragraph 2 provides for the right to request security at any time if a higher risk becomes known)

                  (c)      Schedule 8.6 to the Credit Agreement is hereby amended as follows:
                           ------------

                           (i)      The following language is hereby added at the end of Schedule 8.1:
                                                                                         ------------

                           Guaranty,  dated as of December  20, 1996 made by United  States Can  Company,  together with its  successors  and assigns in favor of General  Electric  Capital  Corporation of the  obligations  of U.K. Can Limited  under the Credit  Agreement  dated as of December
                           20, 1996 between U.K. Can Limited and General Electric Capital Corporation

                           (ii)     The phrase  "Existing cash advances to foreign  subsidiaries  (in the aggregate amount of $153,013,  477) and  Formametal,  S.A. in the  aggregate  amount of  $9,864,144)  as of
                  August 27, 2000)" is replaced with the following:

                           Existing  cash   advances  to  foreign   subsidiaries   (in  the  aggregate   amount  of
                           $153,391,688)  and  Formametal,  S.A.  in the  aggregate  amount of  $14,966,401)  as of
                           October 4, 2000)

         SECTION 1.18      Failure to Satisfy  Second  Lien Debt  Conditions.  If the Second  Lien Debt  Conditions
                           -------------------------------------------------
are not satisfied by October 15, 2003,  then the following  amendments  effected by this  Amendment  shall be of no force and effect:  (a) the  addition of a new clause (g) to the  definition  of "Change of  Control"  described  in
Section 1.1(b) hereof;  (b) Section 1.1(c) hereof,  (c) Section 1.1(e) hereof,  (d) Section 1.1(g) hereof,  (e) the amendment to clause (i) of Section  3.3(c) of the Credit  Agreement  described  in Section 1.3 hereof,  (f) Section
1.9 hereof,  (g) the amendment to Section  8.10(b) of the Credit  Agreement and the addition of new Section 8.10(c)
to the Credit Agreement  described in Section 1.11 hereof,  (h) Section 1.12 hereof,  (i) Section 1.13 hereof,  (j)
Section 1.14 hereof and (k) Section 1.15 hereof.

                                                     SECTION 2
                                               CONDITIONS PRECEDENT
                                               --------------------

         SECTION 2.1           Conditions  Precedent.  This Amendment shall be deemed  effective upon  satisfaction
                               ---------------------
of the following conditions:

                  (a)      Documentation.  Receipt by the  Administrative  Agent of copies of this  Amendment  duly
                           -------------
         executed by the Credit Parties and the Required Lenders.

                  (b)      Authority.  Receipt by the  Administrative  Agent of (i) a  certificate of the secretary
                           ---------
         or assistant  secretary of each Credit Party  certifying  as to  resolutions  of the Board of Directors of such Credit Party  approving  and adopting each  agreement to which they are a party and the  transactions contemplated  therein  and  authorizing  the  execution,  delivery  and  performance  thereof  and (ii) an incumbency  certificate  of each Credit Party  certified  by a secretary  or  assistant  secretary of such
         Credit Party to be true and correct as of the date hereof.

                  (c)      Good Standing.  Receipt by the  Administrative  Agent of  certificates of good standing,
                           -------------
         existence  or their  equivalent  with  respect to each Credit  Party  certified as of a recent date by the appropriate  Governmental  Authorities of the jurisdiction of its incorporation and in the jurisdiction of its chief executive office and principal place of business.

                  (d)      Opinions.  Receipt by the  Administrative  Agent of an opinion or opinions  from counsel
                           --------
         to the Credit Parties  relating to this Amendment and the  transactions  contemplated  herein,  including, without  limitation,  due  authorization,  enforceability  and no conflict  opinions in form and substance satisfactory to the Administrative  Agent,  addressed to the Administrative Agent on behalf of the Lenders and dated as of the date hereof.

                  (e)      Fees.  The  payment by the  Borrower  of (i) an  amendment  fee to each  Lender who duly
                           ----
         executes and delivers  this  Amendment on or before July 17, 2003, of 50 basis  points  (0.50%) on the sum of its aggregate  Commitments  (calculated  after giving effect to the mandatory  prepayments of the Loans to be made on the  effective  date of this  Amendment as a result of the issuance of the Second Lien Debt, if any) and (ii) all fees and expenses of the  Administrative  Agent and its affiliates in connection with the  negotiation,  preparation,  execution  and  delivery  of this  Amendment  and the other  transactions contemplated herein, including, without limitation, reasonable legal fees and expenses.

                                                     SECTION 3
                                                   MISCELLANEOUS
                                                   -------------

         SECTION 3.1           Ratification  of Credit  Agreement.  The term "Credit  Agreement" and "Agreement" as
                               ----------------------------------
used in each of the Credit  Documents  shall  hereafter  mean the Credit  Agreement  as amended by this  Amendment.
Except as herein  specifically  agreed,  the Credit  Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

         SECTION 3.2           Authority/Enforceability.  Each of the  Credit  Parties,  the  Administrative  Agent
                               ------------------------
and the Lenders party hereto represents and warrants as follows:

                  (a)      It has taken all necessary  action to authorize the execution,  delivery and performance of this Amendment.

                  (b)      This  Amendment  has been duly  executed and  delivered  by such Person and  constitutes such Person's legal, valid and binding  obligations,  enforceable in accordance with its terms,  except as such enforceability may be subject to (i) bankruptcy,  insolvency,  reorganization,  fraudulent conveyance
         or  transfer,   moratorium  or  similar  laws  affecting  creditors'  rights  generally  and  (ii) general principles of equity  (regardless of whether such  enforceability  is considered in a proceeding at law or in equity).

                  (c)      No  consent,   approval,   authorization  or  order  of,  or  filing,   registration  or
         qualification  with,  any court or  Governmental  Authority or third party is required in connection  with the execution, delivery or performance by such Person of this Amendment.

         SECTION 3.3           Representations  and  Warranties.  The Credit  Parties  represent and warrant to the
                               --------------------------------
Lenders that:

                  (a)      The  representations  and warranties of the Credit Parties set forth in Section 6 of the
         Credit  Agreement  are true and correct in all  material  respects as of the date hereof  except for those that specifically relate to an earlier date.

                  (b)      No event has  occurred  and is  continuing  which  constitutes  a Default or an Event of
         Default.

                  (c)      The  Collateral  Documents  continue to create a valid  security  interest  in, and Lien upon, the Collateral,  in favor of the Collateral  Agent,  for the benefit of the Lenders,  which security interests and Liens are perfected in accordance  with the terms of the  Collateral  Documents and prior to all Liens other than Permitted Liens.

                  (d)      The Credit Party  Obligations  are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

         SECTION 3.4           Counterparts/Telecopy.   This   Amendment   may  be   executed   in  any  number  of
                               ---------------------
counterparts,  each of  which  when so  executed  and  delivered  shall  be an  original,  but all of  which  shall constitute  one and the same  instrument.  Delivery of executed  counterparts  by telecopy shall be effective as an original and shall constitute a representation that an original will be delivered if requested.

         SECTION 3.5           Further  Assurances.  The Credit  Parties agree to promptly  take such action,  upon
                               -------------------
the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment.

         SECTION 3.6           GENERAL  RELEASE.  IN  CONSIDERATION  OF THE  REQUIRED  LENDERS  ENTERING  INTO THIS
                               ----------------
AMENDMENT,  THE CREDIT  PARTIES  HEREBY  RELEASE THE  ADMINISTRATIVE  AGENT,  THE LENDERS,  AND THE  ADMINISTRATIVE
AGENT'S AND THE LENDERS' RESPECTIVE OFFICERS,  EMPLOYEES,  REPRESENTATIVES,  AGENTS, COUNSEL AND DIRECTORS FROM ANY
AND ALL ACTIONS, CAUSES OF ACTION, CLAIMS,  DEMANDS,  DAMAGES AND LIABILITIES OF WHATEVER KIND OR NATURE, IN LAW OR
IN EQUITY,  NOW KNOWN OR UNKNOWN,  SUSPECTED OR UNSUSPECTED TO THE EXTENT THAT ANY OF THE FOREGOING ARISES FROM ANY
ACTION OR FAILURE TO ACT UNDER THE CREDIT  AGREEMENT  OR UNDER THE OTHER  CREDIT  DOCUMENTS ON OR PRIOR TO THE DATE
HEREOF.

         SECTION 3.7           GOVERNING  LAW.  THIS  AMENDMENT  AND THE  RIGHTS  AND  OBLIGATIONS  OF THE  PARTIES
                               --------------
HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 3.8           Intercreditor  Agreement.  The Required Lenders hereby authorize the  Administrative
                               ------------------------
Agent to enter  into,  on  behalf of the  Lenders,  the  Intercreditor  Agreement,  and to take  such  action as is necessary to exercise its rights and perform its obligations thereunder.

         SECTION 3.9           UCC  Financing  Statements.  Each Credit Party hereby  acknowledges  and agrees that
                               --------------------------
in connection with the perfection of the security  interests in the  Collateral,  the  Administrative  Agent or the
Collateral  Agent  have  filed  and may from  time to time  file  UCC-1  financing  statements  that  describe  the
Collateral  as being "all assets" of such Credit Party (or words of similar  effect) or as being of equal or lessor scope with greater detail.

         SECTION 3.10          Collateral  Documents.  The Required  Lenders  hereby  authorize the  Administrative
                               ---------------------
Agent  and the  Collateral  Agent to enter  into,  on behalf  of the  Lenders,  amendments  to (or  amendments  and restatements  of) the  Collateral  Documents  as the  Administrative  Agent  deems  necessary  to  address  matters resulting from the adoption of Revised Article 9 of the Uniform Commercial Code.

                                                 SIGNATURE PAGE TO
                                        THIRD AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

CHAR1\707179_ 11
                                                 SIGNATURE PAGE TO
                                        THIRD AMENDMENT TO CREDIT AGREEMENT
                                             UNITED STATES CAN COMPANY

CHAR1\707179_ 11
         The parties  hereto have caused this  Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
--------
                                            UNITED STATES CAN COMPANY,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                               --------------------------------------------------
                                            Name: Sandra K. Vollman
                                                 ------------------------------------------------
                                            Title: Senior Vice President and Chief Financial Officer
                                                  -----------------------------------------------

DOMESTIC
---------
GUARANTORS:
----------
                                            U.S. CAN CORPORATION,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                               --------------------------------------------------
                                            Name: Sandra K. Vollman
                                                 ------------------------------------------------
                                            Title: Senior Vice President and Chief Financial Officer
                                                  -----------------------------------------------

                                            USC MAY VERPACKUNGEN HOLDING INC.,
                                            a Delaware corporation

                                            By: /s/ Sandra K. Vollman
                                               --------------------------------------------------
                                            Name: Sandra K. Vollman
                                                 ------------------------------------------------
                                            Title: Senior Vice President and Chief Financial Officer
                                                  -----------------------------------------------

LENDERS:
-------

                                            BANK OF AMERICA, N.A.,
                                            individually in its capacity as Administrative Agent

                                            By: /s/ Liliana Claar
                                               --------------------------------------------------
                                            Name:  Liliana Claar
                                                   -------------------------------------
                                            Title: Vice President
                                                   ----------------------------------------------

                                            BANK OF AMERICA, N.A., in its capacity as
                                            a Lender

                                            By: /s/ Michael J. McKenney
                                               --------------------------------------------------
                                            Name: Michael J. McKenney
                                                 ------------------------------------------------
                                            Title: Managing Director
                                                  -----------------------------------------------

LENDER:                                     ___________________________________
                                            [Insert correct name of Lender]

                                            By:
                                               --------------------------------------------------
                                            Name:
                                                 ------------------------------------------------
                                            Title:
                                                  -----------------------------------------------

                                                      ANNEX I
                                       PRELIMINARY TERMS OF SECOND LIEN DEBT

o        There shall be no amortization of the principal amount of the Second Lien Debt prior to April 10, 2006.

o        The  documentation  evidencing and governing the Second Lien Debt shall not contain a cross-default to the
     Credit Party  Obligations,  shall contain only such other covenants as are typical for financings of this type and not materially more restrictive than the covenants  contained in the Indenture  governing the Subordinated
     Debt  (except  that  the  covenant  that  restricts  the  creation  of  Liens  is more  restrictive  than  the corresponding  covenant  in the  Indenture)  and  shall  not  contain  any other  terms,  conditions  or other provisions  which have or could  reasonably be expected to have a material  adverse effect on the interests of the First Lenders (defined below).

o        The  Second  Lien Debt shall be secured by second  priority  liens (the  "Second  Liens") on the same (and
                                                                                   -------------
     only the same)  collateral  (the  "Collateral")  that  secures the Credit  Party  Obligations.  Holders of the
                                        ----------
     Second Lien Debt (the  "Second  Lenders")  will  acknowledge  that the  priority of the Second  Liens shall be
                             ---------------
     contractually junior to liens securing the Credit Party Obligations (the "First Liens").
                                                                               -----------

o        The Second  Lenders  will  acknowledge  that the  holders of the Credit  Party  Obligations  (the  "First
                                                                                                             ------
     Lenders") will have the exclusive right to collect,  foreclose upon,  sell,  transfer,  liquidate or otherwise dispose of  (including,  without  limitation,  releasing)  all of the  Collateral,  free of the Second  Liens;
     provided  that the Second  Lenders  will  retain any rights  they have with  respect to the  surplus,  if any,
     --------
     arising from any such foreclosure, sale, transfer, liquidation or other disposition of the Collateral.

o        The Second Lenders will acknowledge  that until all Credit Party  Obligations are paid in full in cash (or fully cash  collateralized)  and all commitments of the First Lenders to make additional  extensions of credit has expired or been  terminated,  the Second  Lenders  shall not be entitled  to:  (a) exercise  any rights or remedies  with respect to the Second  Liens,  including,  without  limitation,  the right to  (i) enforce  any
     Second  Liens,  sell or  otherwise  foreclose  on any  portion of the  Collateral  or  effectuate  any setoff,
     (ii) request any action,  institute  proceedings,  give any  instructions,  make any election,  notice account debtors or make  collections  with respect to any portion of the  Collateral,  or  (iii) object  to any of the terms and conditions of any foreclosure,  sale, transfer,  liquidation or other disposition by or on behalf of the First Lenders;  (b) demand,  accept or obtain any other lien on any Collateral; or (c) amend or modify the terms of the documents evidencing the Second Liens in a manner adverse to the interests of the First Lenders.

o        The Second Lenders will  acknowledge  that  notwithstanding  any  bankruptcy  event of the Borrower or any
     Guarantor,  the Second  Lenders will waive rights to file any claim,  motion or objection or make any argument in respect of the Collateral without the prior written consent of the First Lenders.

o        The Second  Lenders  will agree not to initiate,  prosecute,  encourage or assist with any other person to initiate or prosecute,  any claim, action or other proceeding  challenging the Intercreditor  Agreement and/or the First Liens.

o        To the extent that the First  Lenders  realize any  amounts,  or  otherwise  receive  any  payments,  with respect to the  Collateral,  which  payments  are  subsequently  invalidated,  declared  to be  fraudulent  or preferential,  set aside  and/or  required  to be repaid to a trustee,  receiver  or any other party under any bankruptcy law, then, to the extent of such payment or proceeds  received,  the obligations owing to the First
     Lenders  shall be revived  and  continue  in full force and effect  enjoying  all rights and  benefits  of the
     Intercreditor Agreement as if such payments or proceeds had not been so received.

o        The  description in the  Intercreditor  Agreement of the  obligations of the Credit Parties secured by the
     First Liens shall include  interest  accruing at the then  applicable  rate  provided in the Credit  Agreement after the  maturity of the Loans and  interest  accruing at the then  applicable  rate  provided in the Credit
     Agreement after the  commencement of any Bankruptcy  Event or like  proceeding,  to the extent allowed in such proceeding.